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                                                                   EXHIBIT 10.22

                               SECOND AMENDMENT TO
                          EXECUTIVE SEVERANCE AGREEMENT

     THIS SECOND AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (the "Amendment") is made and entered into as of the 21st day of October, 2004, by and between LANCE, INC., a North Carolina corporation (the "Company"), EARL D. LEAKE (the "Executive").

                              Statement of Purpose

     The Company and Executive entered into an Executive Severance Agreement dated November 7, 1997 (the "Executive Severance Agreement"), as subsequently amended on July 26, 2001. The purpose of this Amendment is to provide for the funding of a "grantor" trust related to the retirement benefits payable under the Executive Severance Agreement in certain circumstances following a "Change in Control."

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree that the Executive Severance Agreement is amended effective as of the date hereof as follows:

     1. The following Paragraph 4(c) is added to the end of Paragraph 4 of the Executive Severance Agreement:

          "(c) Funding of Grantor Trust. Upon the occurrence of a Change in Control, in order to provide a source of payment of the benefits payable under this Paragraph 4, the Company shall fund an irrevocable "grantor" trust maintained pursuant to a trust agreement with an institutional trustee selected by the Company. The amount funded by the Company shall equal the "current value" of the retirement benefits determined as of the date of the Change in Control pursuant to the provisions of Paragraph 4(b) above."

     2. Except as expressly or by necessary implication amended hereby, the Executive Severance Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and Executive as of the day and year first above written.

                                        LANCE, INC.


                                        By /s/ B. Clyde Preslar
                                           -------------------------------------
                                           B. Clyde Preslar
                                           Vice President


                                        "Company"


                                           /s/ Earl D. Leake
                                           -------------------------------------
                                           Earl D. Leake